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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 11, 1999






                             THE VANTIVE CORPORATION
             (Exact name of registrant as specified in its charter)



             DELAWARE                       0-26592                   77-0266662
  (State or other jurisdiction of    (Commission File Number)     (I.R.S. Employer)
  incorporation or organization)                                   Identification No.)



                              2455 AUGUSTINE DRIVE
                          SANTA CLARA, CALIFORNIA 95054
               (Address of principal executive offices) (Zip Code)




       Registrant's telephone number, including area code: (408) 982-5700

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ITEM 5.  OTHER EVENTS.

         Attached hereto as Exhibit 99.1 and incorporated by reference herein is a press release issued by The Vantive Corporation on October 11, 1999 relating to a stock-for-stock merger agreement entered into with PeopleSoft, Inc.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)   Exhibits.

Exhibit No.         Description
----------          -----------
    99.1            Press release issued October 11, 1999.


                                       2
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             THE VANTIVE CORPORATION

Dated:  October 21, 1999

/s/ Leonard J. LeBlanc
------------------------------------
Leonard J. LeBlanc
Executive Vice President and Chief Financial Officer
(Principal Financial Officer)

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                                  EXHIBIT INDEX



Exhibit No.           Description
-----------           -----------
   99.1               Press release issued October 11, 1999.